As filed with the Securities and Exchange Commission on June 7, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2005

Date of reporting period: March 31, 2005

Item 1. Report to Stockholders.

McIntyre Global Equity Fund

May 17, 2005

Dear Fellow Shareholders:

The year 2004 was another year of recovery for both the global economy and the stock market. Most of the year was spent alternating between fears of a “jobless” recovery and concerns over such issues as the War on Terrorism and the outcome of the political election here in the United States.

After the election confusion ended in early November the market enjoyed a substantial rally into the end of the year and many of the Fund’s holdings participated. By then it had become quite clear that the economic recovery here in the United States had progressed to the point of being self-sustaining. Evidence of this was the creation of millions of jobs and record corporate profits which further investment spending. Again many of our holdings such as Citigroup, General Electric and Merrill Lynch turned in record performance as a reflection of this economic vitality.

In addition, the new tax laws favoring the payment of dividends could be seen as many of our holdings such as Citigroup and Microsoft initiated or increased substantially their payout to shareholders. This trend continued into 2005 as the income being reported from such payouts and the taxes being collected served to help reduce the federal and state budget deficits and keep interest rates low.

Speaking of interest rates the market so far in 2005 has been choppy as fears over higher oil prices, a weaker dollar and a Federal Reserve bent on returning short-term interest rates to traditional levels has served to more than offset the continued profit growth which this economy continues to generate.

Recent trends are encouraging. The economy appears to have absorbed the oil spike and now those prices along with most other commodities are declining. The bond market continues to reflect the lack of concern over a general return of inflation. The ten-year bond, for instance, is lower today than it was one year ago despite a tripling of the FED funds rate. This is quite bullish for stocks as many valuation measures of the stock market rely upon the level of long-term interest rates to discount future profit streams.

All of this spells opportunity for the Fund and its holdings, many of which we feel have had successful years but whose stock prices are being held back by some of what I call these “macro” concerns. Our technology holdings in particular reported much improved results such as Intel, Texas Instruments and LSI Logic. Their share prices however did not move higher over some of these concerns such as rising short-term interest rates. Other positions such as Time Warner and Viacom both reported strong improvements in earnings but the media sector over all experienced a tepid performance in 2004 due to concerns over how the advertising world is changing.

The key element to kick off the next leg in this bull market will be the conclusion that the FED has done enough which would mean the threat of a slow down or recession would disappear from investor’s minds.

McIntyre Global Equity Fund

Lastly, I always like to remind my fellow shareholders that I continue to add substantially to my holdings in the Fund and have never sold one share in all of the eight years that I have served as the Portfolio Manager. I thank you for your continued confidence and would like to take this opportunity to ask you to consider adding to your holdings in the event my view of the future plays out. Our firm provides a weekly commentary, which serves to update our outlook for the economy as well as our individual holdings. You can access this service online by contacting us at info@mcintyreinvestments.net.

Thank you.

Sincerely,

Thomas P. McIntyre, CFA
Portfolio Manager

The above discussion is based on the opinions of Thomas P. McIntyre, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund is non-diversified and is therefore more exposed to individual stock market volatility than a diversified fund.

Mutual Fund investing involves risk; principal loss is possible.

Please refer to the schedule of investments in the report for complete fund holdings. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

McIntyre Global Equity Fund

Comparison of the change in value of a $10,000 investment
in the McIntyre Global Equity Fund vs the Morgan Stanley Capital
International (MSCI) World Index, and the Lipper Global Fund Index

Average Annual Total Return[1]	One Year Return	Five Year Return	Since Inception (5/30/97)
McIntyre Global Equity Fund	-7.86%	-15.77%	-1.88%
MSCI World Index	11.07%	-2.46%	5.07%
Lipper Global Fund Index	9.19%	-2.15%	5.31%[2]

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-560-0086.

The Fund imposes a 1.00% redemption fee on shares held for less than 60 days.

The returns shown reflect the reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.

1	Average Annual Total Return represents the average change in account value over the periods indicated.
2	The since inception return for the Lipper Global Fund Index is for the period May 31, 1997 through March 31, 2005.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing.

The Lipper Global Fund Index measures the performance of the 30 largest mutual funds in the global fund investment objective, as determined by Lipper.

Indices do not incur expenses and are not available for investment.

McIntyre Global Equity Fund

EXPENSE EXAMPLE at March 31, 2005
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/04 - 3/31/05).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

McIntrye Global Equity Fund

EXPENSE EXAMPLE at March 31, 2005
(Unaudited) - (Continued)

	Beginning Account Value 10/1/04	Ending Account Value 3/31/05	Expenses Paid During Period 10/1/04 - 3/31/05*
Actual	$1,000.00	$1,043.70	$8.92
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

ALLOCATION OF PORTFOLIO ASSETS - March 31, 2005
(Unaudited)

McIntyre Global Equity Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY at March 31, 2005

Common Stocks: 99.5%	Shares	Market Value
Commercial Services & Supplies: 8.1%
Cendant Corp. (United States)	40,000	$821,600

Communications Equipment: 15.7%
Motorola, Inc. (United States)	60,000	898,200
Nortel Networks Corp. (Canada)*#	100,000	273,000
Scientific-Atlanta, Inc. (United States)	15,000	423,300
		1,594,500
Financial Services: 20.6%
Citigroup, Inc. (United States)	18,389	826,402
J.P. Morgan Chase & Co. (United States)	20,000	692,000
Merrill Lynch & Co., Inc. (United States)	10,000	566,000
		2,084,402

Hotels, Restaurants & Leisure: 8.8%
Caesars Entertainment, Inc. (United States)*	45,000	890,550

Industrial Conglomerates: 3.5%
General Electric Co. (United States)	10,000	360,600

Media: 16.6%
Time Warner, Inc. (United States)*	60,000	1,053,000
Viacom, Inc. - Class B (United States)	18,115	630,945
		1,683,945

Semiconductor & Semiconductor Equipment: 10.7%
Intel Corp. (United States)	10,000	232,300
LSI Logic Corp. (United States)*	33,327	186,298
RF Micro Devices, Inc. (United States)*	30,000	156,600
Texas Instruments, Inc. (United States)	20,000	509,800
		1,084,998
Software: 4.8%
Microsoft Corp. (United States)	20,000	483,400

See accompanying Notes to Financial Statements.

McIntyre Global Equity Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY at March 31, 2005
(Continued)

	Shares	Market Value
Telecommunication Services: 10.7%
Qwest Communications International, Inc. (United States)*	150,000	$555,000
Vodafone Group PLC - ADR (United Kingdom)	20,000	531,200
		1,086,200

Total Common Stocks
(Cost $9,039,826)		10,090,195

Warrants: 0.0%
Lucent Technologies, Inc. (United States)*
Expiration December 2007, Exercise Price $2.75
(Acquired 2/22/2005, Cost $12,042)	3,169	2,123

Short-Term Investments: 0.7%
Federated Cash Trust Treasury Money Market Fund
(Cost $69,491)	69,491	69,491

Total Investments in Securities
(Cost $9,121,359): 100.2%		10,161,809
Liabilities in Excess of Cash and Other Assets: (0.2)%		(22,787)

Net Assets: 100.0%		$10,139,022

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

McIntyre Global Equity Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY at March 31, 2005

Country	Percent of Net Assets

Canada	2.7%
United Kingdom	5.2%
United States	92.3%

Total Investments in Securities	100.2%
Liabilities in Excess of Cash and Other Assets	(0.2%)

Net Assets	100.0%

See accompanying Notes to Financial Statements.

McIntyre Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2005

ASSETS
Investments in securities, at value (cost $9,121,359)	$10,161,809
Receivables for:
Dividends and interest	5,998
Prepaid expenses	16,382
Other assets	18,575
Total assets	10,202,764

LIABILITIES
Payables for:
Fund shares redeemed	16,655
Administration fees	2,548
Due to advisor	251
Audit fees	15,500
Custody fees	517
Fund accounting fees	6,408
Shareholder servicing fees	2,235
Shareholder reporting fees	4,932
Transfer agent fees	12,322
Chief Compliance Officer fee	1,500
Accrued expenses	874
Total liabilities	63,742

NET ASSETS	$10,139,022

Net asset value per share ($10,139,022/1,464,292 shares outstanding;
50,000,000 shares authorized, $0.01 par value)	$6.92

COMPONENTS OF NET ASSETS
Paid-in capital	$12,179,022
Accumulated net realized loss on investments	(3,080,450)
Net unrealized appreciation on investments	1,040,450
Net assets	$10,139,022

See accompanying Notes to Financial Statements.

McIntyre Global Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2005
INVESTMENT INCOME
Income
Dividends	$185,846
Interest	770
Total income	186,616

Expenses
Advisory fees (Note 3)	88,657
Transfer agent fees	44,902
Professional fees	32,239
Administration fees (Note 3)	30,000
Shareholder servicing fees	29,553
Fund accounting fees	24,799
Registration expense	19,700
Insurance expense	9,867
Trustee fees	7,574
Reports to shareholders	5,757
Custody fees	3,644
Chief Compliance Officer fee	3,000
Miscellaneous	2,965
Total expenses	302,657
Less: expenses waived and reimbursed by Advisor	(95,789)
Net expenses before extraordinary expense	206,868
Extraordinary expense	1,975
Net expenses	208,843
Net investment loss	(22,227)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	625,590
Net change in unrealized depreciation on investments	(1,647,503)
Net realized and unrealized loss on investments	(1,021,913)
Net Decrease in Net Assets Resulting from Operations	$(1,044,140)

See accompanying Notes to Financial Statements.

McIntyre Global Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(22,227)	$(123,106)
Net realized gain on investments	625,590	1,236,636
Net unrealized appreciation/(depreciation)
on investments	(1,647,503)	5,256,778
Net increase/(decrease) in net assets
resulting from operations	(1,044,140)	6,370,308

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net decrease in net assets derived
from net change in outstanding shares (a)	(2,826,794)	(2,082,218)
Total increase/(decrease) in net assets	(3,870,934)	4,288,090
NET ASSETS
Beginning of year	14,009,956	9,721,866
End of year	$10,139,022	$14,009,956

Includes undistributed net investment income of	$—	$—

(a) A summary of share transactions is as follows:

	Year Ended March31, 2005		Year Ended March 31, 2004

	Shares	Value	Shares	Value
Shares sold	81,539	$578,828	207,051	$1,280,108
Redemption fees retained	—	483	—	2,069
Shares redeemed	(482,172)	(3,406,105)	(521,895)	(3,364,395)
Net decrease	(400,633)	$(2,826,794)	(314,844)	$(2,082,218)

See accompanying Notes to Financial Statements.

McIntyre Global Equity Fund

FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the year

	For the Year Ended March 31,

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$7.51	$4.46	$6.57	$12.69	$23.56
INCOME FROM
INVESTMENT OPERATIONS
Net investment loss	(0.02)	(0.07)	(0.04)	(0.15)	(0.24)
Net realized and unrealized
gain/(loss) on investments	(0.57)	3.12	(2.07)	(3.72)	(8.90)
Total from investment operations	(0.59)	3.05	(2.11)	(3.87)	(9.14)
LESS DISTRIBUTIONS
Distributions from net realized gain	—	—	—	(2.25)	(1.73)
Total distributions	—	—	—	(2.25)	(1.73)
Paid-in capital from redemption fees.	0.00 (1)	0.00 (1)	—	—	—
Net asset value, end of year	$6.92	$7.51	$4.46	$6.57	$12.69

Total return(2)	(7.86%)	68.39%	(32.12%)	(33.07%)	(39.86%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)	$10.1	$14.0	$9.7	$18.8	$43.5
Ratio of expenses to average net assets
including interest expense:
Before fees waived and
expenses recouped by Advisor	2.58%	2.60%	3.39%	2.40%	1.77%
After fees waived and
expenses recouped by Advisor	1.77% (5)	1.90% (5)	1.77% (3)	1.78%	1.78%
Ratio of net investment loss
to average net assets:
Before fees waived and
expenses recouped by Advisor	(1.00%)	(1.65%)	(2.29%)	(1.98%)	(1.23%)
After fees waived and
expenses recouped by Advisor	(0.19%) (6)	(0.95%) (6)	(0.67%) (4)	(1.36%)	(1.24%)
Portfolio turnover rate	35.24%	187.98%	36.98%	57.90%	68.76%

(1)	Amount is less than $0.01.
(2)	Based on net asset value per share and including the reinvestment of dividends and distributions.
(3)	The annualized expense ratio included interest expense. The ratio excluding interest expense would have been 1.75% for the year ended March 31, 2003.
(4)	The net investment income ratio included interest expense. The ratio excluding interest expense would have been (0.66%) for the year ended March 31, 2003.
(5)
The annualized expense after reimbursement ratio includes extraordinary expenses relating to the October 1, 2003 name change. For the years ended March 31, 2004 and March 31, 2005, the ratio would have been 1.75% excluding this expense.

(6)
The net investment loss after reimbursement ratio includes extraordinary expenses relating to the October 1, 2003 name change. For the years ended March 31, 2004 and March 31, 2005, the ratio would have been (0.80%) and (0.17%) excluding this expense, respectively.

See accompanying Notes to Financial Statements.

McIntyre Global Equity Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2005

Note 1 - Organization

The McIntyre Global Equity Fund (the “Fund”), formerly known as The Dessauer Global Equity Fund, is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation. On April 22, 1999 the Fund ceased to operate as a closed-end fund and commenced operations as an open-end fund.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities for which market quotations are not readily available, or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60-day period that amortized cost does not represent fair value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates, which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

McIntyre Global Equity Fund

B. Security Transactions, Dividends and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses from security transactions are calculated using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

C. Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E. Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

F. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2005, the Fund decreased accumulated net investment loss by $22,227 and decreased paid-in capital by $22,227 due to certain permanent book and tax differences. Net assets were not affected by the change.

McIntyre Global Equity Fund

Note 3 - Investment Advisory Fee and Other Transactions with Affiliates

The Fund entered into an Investment Advisory Agreement with McIntyre, Freedman & Flynn Investment Advisers, Inc. (the “Advisor”), pursuant to which the Investment Adviser is responsible for providing investment advisory services to the Fund. Effective June 27, 1998 the Fund pays McIntyre, Freedman & Flynn Investment Advisers, Inc. a monthly fee at an annual rate of 0.75% of its average daily net assets. For the year ended March 31, 2005, the Fund incurred $88,657 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one-year period, so that its ratio of expenses to average net assets, excluding extraordinary expenses, will not exceed 1.75%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year in which the fees waived and expense absorbed relate, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of Fund’s expenses.

For the year ended March 31, 2005, the Advisor absorbed expenses of $95,789. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $377,201 at March 31, 2005. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

Cumulative expenses subject to recapture expire as follows:

Year	Amount
2006	$189,851
2007	$91,561
2008	$95,789

The Fund has entered into a Shareholder Servicing Agreement with the Advisor, under which the Fund pays servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended March 31, 2005, the Fund incurred shareholder servicing fees of $29,553 under the agreement.

McIntyre Global Equity Fund

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports, and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

Under $20 million	$30,000
$20 to $100 million	0.15% of average daily net assets
$100 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the year ended March 31, 2005, the Fund incurred $30,000 in administration fees.

U.S. Bancorp Fund Services, LLC provides fund accounting and transfer agency services for the Fund. Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian to the Fund.

Certain officers of the Trust are also officers of the Administrator and the Distributor.

For the year ended March 31, 2005, the Fund was allocated $3,000 of the Chief Compliance Officer fee.

Note 4 - Concentration of Risk

The Fund invests a portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund’s net assets.

McIntyre Global Equity Fund

Note 5 - Purchases and Sales of Securities

During the year ended March 31, 2005, the aggregate purchases and sales of securities (excluding short-term investments) were $4,115,555 and $6,699,859, respectively.

Note 6 - Income Taxes

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

As of March 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$9,320,745
Gross tax unrealized appreciation	1,528,132
Gross tax unrealized depreciation	(687,068)
Net tax unrealized appreciation	$841,064

Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—

Other accumulated gains/(losses)	$(2,881,064)
Total accumulated gains/(losses)	$(2,040,000)

(a)	Represents cost for federal income tax purposes and differs from the cost for financial purposes due to wash sales.

At March 31, 2005, the Fund had a capital loss carryover of $2,881,064, which expires in 2010, available to offset future gains, if any. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of March 31, 2005, the Fund had no post-October losses.

There were no distributions paid during the years ended March 31, 2005 and March 31, 2004.

McIntyre Global Equity Fund

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of McIntyre Global Equity Fund
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities of McIntyre Global Equity Fund, a series of Advisors Series Trust, including the portfolio of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of two years in the period ended March 31, 2002 were audited by other auditors whose report dated May 13, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McIntyre Global Equity Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 22, 2005

McIntyre Global Equity Fund

NOTICE TO SHAREHOLDERS at March 31, 2005
(Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-560-0086, on the Fund’s website at http://www.mcintyreinvestments.net, or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2004

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-560-0086. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s N-Q is also available by calling 1-800-560-0086.

McIntyre Global Equity Fund

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

In approving the continuance of the Investment Advisory Agreement, the Board of Trustees of the Fund, including the Disinterested Trustees, considered the following factors:

The Nature and Quality of the Advisor’s Services. The Board considered the scope and quality of services provided by the Advisor, particularly the manager and other personnel responsible for providing services to the Fund. The Trustees noted that the Advisor was responsible for all aspects of day-to-day investment management of the Fund and that most investors had a specific interest in investing in that particular Fund, as advised by the Advisor. The Trustees considered the level of assistance and diligence provided or expected to be provided by the Advisor with respect to compliance, marketing and other matters, and the costs incurred relating to these functions. The Board evaluated these factors based on their direct experience with the Advisor, materials provided by the Advisor and the Administrator, and in consultation with counsel and the Trust’s Chief Compliance Officer.

The Board also considered the qualifications, biographies and responsibilities of the portfolio manager and the Advisor’s other personnel. Based on their review, the Board concluded that the Advisor had the capabilities, resources and personnel necessary to manage the Fund.

The Investment Performance of the Fund and Advisor. The Board considered the Fund’s historical and year to date performance. The Board received a comparative analysis of the Fund’s performance to a relevant peer group of funds, as determined from Lipper data (the “Peer Group”), and to relevant indices. The Board noted that the Fund’s recent performance record was below the median of its peer group but noted that its performance in recent past periods had exceeded the indices. The Board also considered their discussions during the course of the year with the Advisor regarding its outlook on the Fund’s performance. Again, the Board also took note that the shareholders of the Fund received regular information regarding the Fund’s absolute and relative performance and concluded that the shareholders, by making and maintaining their investment in the Fund, had shown a strong interest in continuing to support the Advisor’s management approach.

The Trustees discussed the overall performance and profitability of the Advisor. In assessing profitability, the Trustees reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund, noting in particular that the Advisor had and continued to subsidized the Fund’s operations and had not yet recouped the amount of these subsidies.

McIntyre Global Equity Fund

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) - (Continued)

The Trustees reviewed the compliance issues that were raised during the Fund’s fiscal year. The Trustees noted that during the course of the prior year the Trustees had met with the Advisor in person to discuss various performance, marketing and compliance issues. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations. After further discussion, the Trustees concluded that the Advisor’s performance was acceptable under current market conditions. In addition, the Trustees concluded that the Advisor’s profit from sponsoring the Fund had not been and currently was not excessive and that the Advisor had maintained adequate profit levels to support the Fund.

The Structure of the Advisor’s Fees Under the Advisory Agreement. The Board considered the amount of the investment advisory fee retained by the Advisor and its expense waivers provided by the Advisor. They noted that the Advisor had agreed to maintain an annual expense ratio of 1.75% - which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience - and that the Advisor had honored its agreement in this respect. The Board reviewed the comparative analysis of advisory fees and total fund expenses paid by the Peer Group. The Trustees also compared the investment advisory fee paid by the Fund with the advisory fees on separate accounts managed by the Advisor. The Trustees noted that while the Fund’s current expense ratio was above the median of its Peer Group, its advisory fee was in the first quartile of the Peer Group.

Economies of Scale. The Trustees reviewed the Advisor’s financial statements and the asset size of the Fund. The Board reviewed the Fund’s fee structure and noted that it did not currently include breakpoints. However, the Board determined that at the Fund’s current asset size the Advisor does not realize significant economies of scale. After reviewing the Advisor’s fee structure and expense waiver, the Trustees concluded that they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth, but that advisory fee breakpoints were not warranted at the present asset size.

Other Factors. In addition to the above factors, the Trustees discussed the Advisor’s management of its compliance obligations. The Trustees, with the assistance of the Trust’s Chief Compliance Officer, reviewed the Advisor’s response to the Board’s compliance concerns.  The Trustees particularly noted the Advisor’s cooperation with the Trust’s CCO in the continuing development of appropriate compliance procedures.

McIntyre Global Equity Fund

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) - (Continued)

Based on a consideration of all the factors in their totality, the Trustees, including the Independent Trustees, determined that that Advisor’s management fee was fair and reasonable with respect to the quality of service provided and in light of the other factors that the Trustees deemed relevant. The Trustees based their decision on evaluations of all relevant factors as a whole and did not focus on any one factor.

McIntyre Global Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Portfolios Overseen in Fund Complex*

Walter E. Auch, Born 1921	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup,
Pimco Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of
Management, University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, BlackRock Funds,
Arena Pharmaceuticals and Cancervax

Donald E. O’Connor, Born 1936	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and
Chief Operating Officer of ICI Mutual Insurance Company
(until January, 1997).
Other Directorships: The Forward Funds

McIntyre Global Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited) - (Continued)

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Portfolios Overseen in Fund Complex*

George J. Rebhan, Born 1934	2002	1
2020 E. Financial Way Glendora, CA 91741 Trustee Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993. Trustee: E*Trade Funds

George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way Glendora, CA 91741 Trustee Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco. Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957	1997	1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the
Fund’s administrator (since July 2001); Treasurer, Investec Funds;
formerly, Executive Vice President, Investment Company
Administration, LLC (“ICA”) (The Fund’s former administrator).

Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); formerly Senior Vice President,
ICA (the Fund’s former administrator).

McIntyre Global Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited) - (Continued)

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Portfolios Overseen in Fund Complex*

Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund
Services, LLC (since January 2003); Thrivent Financial for
Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street Milwaukee, WI 53202 Treasurer Vice President Compliance and Administration, U.S. Bancorp Fund Services, LLC (since March 1997).

*
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(This Page Intentionally Left Blank.)

This material is intended for shareholders of the McIntyre Global Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

The Fund is distributed by Quasar Distributors LLC, Milwaukee, WI.

For more information, please call 1-800-560-0086.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2005	FYE 3/31/2004
Audit Fees	$13,500	$13,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2005	FYE 3/31/2004
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title) /s/Eric M. Banhazl
Eric M. Banhazl, President

Date  6/6/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Eric M. Banhazl
Eric M. Banhazl, President

Date  6/6/05

By (Signature and Title)* /s/Douglas G. Hess
Douglas G. Hess, Treasurer

Date  6/6/05

* Print the name and title of each signing officer under his or her signature.